

Omnicare

Analyst Day 2012

December 7, 2012

Boston, MA

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare

Analyst Day 2012

John L. Workman

Chief Executive Officer

Management Presenters

John Workman	Chief Executive Officer
Nitin Sahney	President and Chief Operating Officer
Rocky Kraft	Chief Financial Officer
Gary Erwin	Senior Vice President, Clinical Services
Amit Jain	Senior Vice President, Sales and Marketing, Long-Term Care Group
David Hileman	Senior Vice President, Specialty Care Group Operations
Denise Von Dohren	Vice President, Access Solutions, Specialty Care Group

Omnicare

Analyst Day 2012

Today's Objectives

Today's Objectives

- Strategic overview
- Operating priorities
- Long-Term Care Group update
  - Multi-phased plan
  - Sales strategy
- Specialty Care Group overview
  - Operational insights
  - Specialty market opportunities
- Financial review
- Future drivers
- Question & answer session
- Roundtable discussion lunch with management

Omnicare

Analyst Day 2012

Creating Value

Omnicare's Compelling Ability to Create Value

Poised to Drive Further Value Creation


Omnicare
Competitive differentiators…
• Clinical Expertise
• Integrated offering
Compelling opportunity…
• Purchasing abilities
• Operating infrastructure
Creating Value
Positioned to Capitalize…
• Demographic trends
• Specialty market
Captial Allocation…
• Return to shareholders
• Attractive acquisitions

Omnicare

Analyst Day 2012

Industry and Market Growth Dynamics

Healthcare Trends

Aging Population Shaping US Healthcare System[1]



450,000,000
425,000,000
400,000,000
375,000,000
350,000,000
325,000,000
300,000,000
275,000,000
250,000,000
U.S. Population
Aged 85+
Aged 65-84
Under 65
2.9% CAGR
1.5% CAGR
0.4% CAGR
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050

Seniors' utilization of pharmaceuticals is more than **three times higher** than the general population[2]

1. *U.S. Census Bureau*
2. *IMS – The Use of Medicines in the United States: Review of 2011*

Healthcare Trends

Healthcare Costs Outpacing Gross Domestic Product

- Federal healthcare spending as percentage of GDP increased from 2.2% in 1985 to 5.5% in 2011[(1)], primarily driven by:
  - Increase in healthcare utilization
  - Major medical advancements that improve the quality of patient care
  - Increased life expectancy
- Healthcare spending projected to continue outpacing GDP growth...



Medicare & Other Major Healthcare Spending Projection(1) (as % of GDP)
12%
10%
8%
6%
4%
2%
0%
2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
2050
Medicare
Medicaid, CHIP, and Exchange Subsidies

1. *Congressional Budget Office – 2012 Long-Term Budget Outlook – June 2012*

Healthcare Trends

Companies with Scale Best Positioned in Changing Landscape

- Healthcare company performance to be driven by volume growth and increased efficiency
- Government regulations and reimbursement policies expected to incentivize healthcare companies to become more efficient

Current Industry Initiatives	How Omnicare Can Help
Technology-based incentives (EHR/e-prescribing requirement)	• Omniview • OmniviewDr • eMAR bidirectional interfacing capabilities
Accountable Care Organizations (ACOs)	• Largest pharmacy footprint for institutional settings creates pharmacy continuity throughout care continuum
Patient outcomes-based reimbursement	• Average monthly prescriptions per patient of 11[1] (LTC average 14[2]) • Clinical programs, improved medication coordination upon discharge, IV expertise

Omnicare's core competencies are aligned with efforts to decrease overall healthcare costs through **efficiencies** and **quality improvements**

1. *Based on 3Q12 YTD data*
2. *MHA Independent Long Term Care Member Study – 2012*

Healthcare Trends

New Generic Drug Introductions to Continue Improving Cost Trend

- Omnicare has the largest generic drug volume in the long-term care channel; scale enables us to be the only company to source generics direct
- New generic introductions expected to be source of efficiencies, though not evenly distributed by year



Annualized Revenues from Generic Introductions
Savings in $ millions
$600M
$500M
$400M
$300M
$200M
$100M
$0M
2013
2014
2015

- We anticipate significant carryover benefit of 2012 generic introductions into 2013, in addition to generic conversions in 2013, representing over $250 million in annualized revenue

Omnicare customers saved over $450 million in 2012 from generics launched since the beginning of 2011

Healthcare Trends

Optimizing the Generic Drug Opportunity



Omnicare's Generic Conversion Rate Advantage Example(1)
100%
90%
80%
70%
60%
50%
40%
30%
20%
Week 1
Week 2
Week 3
Week 4
Week 5
OCR Average
LTC Industry Average

Omnicare's speed to generic conversion **benefits customers**, and will be increasingly critical as new generics become available

1. *Source: Omnicare data based on sample of drugs launched in the last year and IMS 2011 LTC generic conversion rate data*

Healthcare Trends

Generic Volumes Expected to Continue Increasing Trend



Projected Omnicare Generic Dispensing Rate(1)
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
83.5%
84.5%
86.2%
88.2%
88.7%
2012
2013
2014
2015
2016

Omnicare's speed to generic conversion **benefits customers**, and will be increasingly critical as new generics become available

1. *Assumptions based on Omnicare data and OCR projected generic launch dates and are subject to change*

Healthcare Trends

Typical Lifecycle of a Nonexclusive Generic Drug



Generic Launch Date
Gross Profit
Time
Branded Drug
Generic Drug

Even after five years, greater than 90% of generic drugs are **more profitable** than their branded equivalents

NOTE: Graph is for illustrative purposes only. Not representative of every generic drug, as each generic drug has unique characteristics

Senior Care Delivery Market Trends

Senior Housing Occupancy on the Rise



Senior Housing Occupancy Trends(1)
92%
91%
90%
89%
88%
87%
86%
85%
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
Skilled Nursing
Assisted Living
Independent Living

While senior housing census has nearly fully recovered since the recession, skilled nursing occupancy remains challenged

1. *Source: National Investment Center (NIC) for the Senior Housing & Care Industry*

Senior Housing Market Trends
SNFs Continuing to Evolve Into Post-Acute Spectrum



SNF Average Staff Hours per Day(1)
Average Hours Per Patient Day (HPPD)
4.0
3.0
2.0
1.0
-
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
DCS HPPD
RN HPPD
LPN HPPD
Aide HPPD



Average Resident ADL Dependence(1)
Average Resident ADL Dependence
4.4
4.2
4.0
3.8
3.6
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Average Resident ADL Dependence

Patients entering skilled nursing settings require **more assistance** with activities of daily living, causing daily staff hours to increase 14% since 2002

1. *Source: American Health Care Associate: Trends in Nursing Facility Characteristics - June 2012*

Senior Housing Market Trends

Omnicare Well Positioned to Assist SNF Penetration into Post-Acute Market

- Omnicare services enable our customers to actively target the post-acute market
  - Omniview
    - Pre-admission assessment
    - Discharge processing
  - Medication availability solutions
    - Automation
    - OmniviewDr
  - eMAR to improve point of care service
  - Clinical programs
  - IV programs

Senior Housing Market Trends
Focus on Growing Assisted Living Market

- Assisted Living Communities
  - Customized programs targeted at assisted living market
  - Three-pronged growth opportunity


Assisted Living Opportunity
Increase Penetration Rate
Expand Customer Base
Grow with Industry

Specialty Pharmaceutical Market Trends
Continued Growth for the Foreseeable Future[1]


US Drug Spend Market Share – 2011
23%
Traditional Drugs
Specialty Drugs


US Drug Spend Market Share – 2016
42%
Traditional Drugs
Specialty Drugs

Specialty drug market continues to **grow rapidly** through increased utilization and new drug introductions

1. *Source: IMS Health and Omnicare Data*

Specialty Pharmaceutical Market Trends

Pharmaceutical Pipeline Abundant with Specialty Products[1]


Marketed & Approved Products
Specialty Drugs
8%
Traditional Drugs
92%
0%
25%
50%
75%
100%
Market Share
Pipeline Products
Specialty Drugs
42%
Traditional Drugs
58%
0%
20%
40%
60%
80%
Share of Development Pipeline

More than 900 **specialty products** in the **pipeline**[2], with over 400 in late-stage development

1. *Source: EvaluatePharma®: Surveying Tomorrow's BioPharma Landscape – June 2012*
2. *Source: PhRMA, Biotechnology Medicines in Development – 2011*

Omnicare

Analyst Day 2012

Operating Priorities

Leveraging Omnicare's Assets
Focus on Three Priorities

Establish consistent organic growth in our Long-Term Care Group

Continue growth momentum in our Specialty Care Group

Efficient allocation of capital

Leveraging Omnicare's Assets

Establishing Consistent Organic Growth in LTC – Three Factors



Controllable
Beds
Retention
Sales
Uncontrollable
Utilization
Acuity Levels
Facility Type
Census
Length of Stay
Utilization Levels

Scripts are the leading barometer for revenue growth; beds represent the aspect of scripts we control

Leveraging Omnicare's Assets
Establishing Consistent Organic Growth in LTC

- Controllable organic growth dependent on…

Retention

- Operational excellence initiatives to drive service improvements
- Expanded technology offerings
- Manage relationship and communicate opportunities for additional savings

Sales

- Understand market opportunities
- Align value proposition to market needs
- Define go-to-market message
- Redeploy resources to highest potential markets

Leveraging Omnicare's Assets

Continuing SGC Growth Momentum



Revenue
(in $ millions)
Revenues
Adjusted Operating Profit (1)
Operating Profit
(in $ millions)
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2010
2011
2012
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
• EVP hired
• SCG Formed
• Evaluation of existing SP operations
• SVP/GM for ACS
• Relocation of ACS operations
• Open new logistics center
• VP of Business Development
• Sales strategy developed
• Sales team deployment
• SCG VP Operations
• VP of Access Solutions
• Consolidation of satellite pharmacies
• SVP/GM for excelleRx
• Launched Xenazine exclusivity
• VP Brand Support
• BSS center expansion
• Expansion of ACS operations

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Information' from the 'Investors' page.*

Leveraging Omnicare's Assets

Continuing SGC Growth Momentum – Focus on Fee-for-Service

- We believe Omnicare's end-to-end commercialization solution resonates with clients
- Specialty drugs account for a significant portion of the drug development pipeline
- BioPharma continuing to move towards strategic partnerships by consolidating vendor relationships
- Complexities around specialty drugs are increasing



Consistent innovation and operating discipline are key to continuing **momentum**

Leveraging Omnicare's Assets
Continuing SGC Growth Momentum – Focus on Fee-for-Service


Growth Opportunities
New Clients
New Services
New Products
Existing Clients

Fee-for-service business brings the additional benefit of **payer diversity**

Leveraging Omnicare's Assets
Continuing SGC Growth Momentum

- Having both businesses under one management team improves coordination and creates collaborative opportunities
  - Xenazine exclusive provider agreement
  - Private label specialty pharmacy opportunities
- SCG sales structure only operational for just over one year
- New solutions being developed to further differentiate offering
- Continued focus on inclusion within limited distribution networks

SCG understands the operating objectives needed to **continue to grow** and operates with a **continuous sense of urgency**

Efficiently Leveraging Omnicare's Assets

Capital Allocation

- Targeting 50% of cash flows from operations[(1)] returned to shareholders
- Three-year track record of returning capital to shareholders
  - Increased dividend four times and over 500% since July 2010 ($0.56 /share/yr)
  - Approved four share repurchase authorizations for $850M total



Capital Returned to Shareholders
(in $ millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
YTD 3Q10
YTD 3Q11
YTD 3Q12
Share Repurchases
Dividend

- Recently announced $250M accelerated share repurchase program represents approximately 6.5%[(2)] of our outstanding shares

1. Target return to shareholders based on existing authorization amount and expiration date, the current dividend payout and historical cash flows.
2. Based on diluted share count for 3Q12 and closing stock price on 11/28/12.

Omnicare's Compelling Ability to Create Value
Poised to Drive Further Value Creation


Omnicare
Competitive differentiators…
Compelling opportunity…
Positioned to Capitalize…
Captial Allocation…
• Clinical Expertise
• Integrated offering
• Purchasing abilities
• Operating infrastructure
Creating Value
• Demographic trends
• Specialty market
• Return to shareholders
• Attractive acquisitions

Omnicare

Analyst Day 2012

Nitin Sahney

President & Chief Operating Officer

Omnicare's Primary Businesses

	Long-Term Care Group	Specialty Care Group
Business Overview	Institutional pharmacy	Specialty pharmaceutical services and end-of-life care management
Customers	Skilled nursing, assisted living and other chronic care institutions	Patients, providers, care-givers, nurses, physicians, manufacturers
Market Position	Industry leader	Varies by operating platform
Annual Prescriptions	~110 million	~8 million[1]

1. *Prescriptions dispensed not directly correlated to revenues due to division's biopharma commercialization services business.*

Omnicare's Primary Businesses
By the Numbers


LTM 9/30/12 Revenue(1)
$13.2M
$1,232.2M
$4,942.1M
Long Term Care
Specialty Care
Other


LTM 9/30/12 Adjusted Operating Income(1)(2)
($165.1M)
$122.5M
$605.7M
Long Term Care
Specialty Care
Other

Omnicare's primary businesses are **well positioned** to capitalize on two distinct markets

1. *See Appendix Exhibit 1 for reconciliation of LTM 9/30/12 segment results*
2. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare

Analyst Day 2012

Long-Term Care Group

Long-Term Care Group

Long-Term Care Market Overview

Customer	Primary Competitors	Monthly Prescriptions per Patient[1]	Market Growth Rate	OCR Market Share
Skilled Nursing Facilities (SNF)	National providers Regional providers Independent providers	12.7	-0.3%[2]	~40%
Assisted Living Facilities (ALF)	Retail pharmacy Mail-order Regional providers Independent providers	9.9	4.1%[3]	~15%[4]
Mental Health Group Homes (MHGH)	Regional providers Independent providers	9.2	4.1%[5]	~20%
Hospice	Regional providers Independent providers Mail-order	8.2	5.5%[6]	<1%[7]
Residential Care Facilities	Retail pharmacy Mail-order	7.1	0.9%[8]	~5%
Prison	Independent providers	4.0	<1.0%[9]	<1%

1. *Based on October 2012 average prescriptions per patient, per month by facility type. Total includes brand, generic and OTC medications.*
2. *American Health Care Associate: LTC Stats - Nursing Facility Operational Characteristics Report – 9/30/12*
3. *"Assisted Living and Residential Care in the States in 2010" AARP Public Policy Institute, July 2010*
4. *Based on approximate average ALF customer penetration rate of 50% as of 9/30/12*
5. *IBISWorld - Mental Health & Substance Abuse Centers in the US, 2012*
6. *Hospice Association of America – Hospice Facts & Statistics, November 2010*
7. *Excludes hospice facilities serviced by Omnicare's Specialty Care Group*
8. *National Investment Center for the Senior Housing & Care Industry – 3Q12 data*
9. *US Department of Justice – Prisoners in 2010, revised 2/9/2012*

Long-Term Care Group

Core Institutional Pharmacy Value Proposition



Clinical Services

Standard

SNF chart reviews

Regular point of contact for customer

Omnicare Differentiators

Industry standard Geriatric Pharmaceutical Guidelines®

Facility formulary initiatives

Pharmacy clinical edits

Generics first

Utilization solutions

Consultant recommendations



Pharmacy Operations

Standard

Unit dose medication packaging

24/7 medication delivery to meet admission schedule



Technology Services

Standard

Faxed new and refill orders

Payer source verification

Omnicare Clinical Services

Clinical Tools Designed to Improve Quality of Care

- Generic Conversion Rates
- Omnicare Select Agent List Reference
- Admissions Preview
- Facility Formulary Implementation (where permissible)
- Prospective Therapeutic Interchange Program
- Utilization Trend Reporting
- Nursing Preview Call Center
- Implementation of Facility-level Pharmacy & Therapeutics Committee


Long-Term Care Group

Omnicare's clinical programs generate average annual **cost savings** of 5%-15% for our facility customers[1]

1. *Varies by customer, based on Omnicare internal data*

Omnicare Clinical Services

Benefits of High Quality Clinical Program


Improve patient outcomes
Lower facility re-hospitalization rate
Increase in facility census
Improve facility position as optimal post-acute care setting
Improved retention rate for Omnicare
Improve Omnicare selling effectiveness
Benefit of Clinical Programs

Similar to other healthcare industries, the long-term care channel is increasingly being effected by **clinical outcomes**

Long-Term Care Group

Core Institutional Pharmacy Value Proposition







	Clinical Services	Pharmacy Operations	Technology Services
Standard	SNF chart reviews Regular point of contact for customer	Unit dose medication packaging 24/7 medication delivery to meet admission schedule	Faxed new and refill orders Payer source verification
Omnicare Differentiators	Industry standard Geriatric Pharmaceutical Guidelines® Facility formulary initiatives Pharmacy clinical edits Generics first Utilization solutions Consultant recommendations	eRefill Managed care exclusions Discharge to home Returns Split billing	

Omnicare Pharmacy Operations

Infrastructure Ensures National Reach



MA
CT
NJ
MD
MAP KEY
LTC Hub Pharmacies
of SCG Locations
Corporate office

Omnicare's network includes **32 regional hubs** and over **120 spoke pharmacy** locations

Omnicare Pharmacy Operations
Competitive Advantages of National Network

- Most extensive pharmacy network for geographically dispersed chains
- Scalable platform enables Omnicare to redeploy resources to capitalize on local market opportunities
- Scalable platform provides for more standardization of routine functions, freeing up resources to better enhance the customer experience
- Leverage automation assets to better integrate attractive acquisitions

Ongoing emphasis placed on **optimizing our network**

Omnicare Pharmacy Operations
OCEAN to Create Further Operational Efficiencies

OMNICARE CORE ENTERPRISE APPLICATION NETWORK

OCEAN

Current Challenges

- Multiple pharmacy operating systems
- 30 year-old technology
- Substantial resources needed to maintain legacy environments
- Cumbersome to integrate with other systems

Solutions

- One state-of-the-art Oracle system
- Enhanced data accuracy and timeliness for reporting and decision-making
- Enhanced collaborations among departments
- Integration from the facility to the pharmacy improves customer experience
- Ideal foundation for future growth

The full implementation of OCEAN will bring additional operating efficiencies while also **advancing the customer experience**

Long-Term Care Group

Core Institutional Pharmacy Value Proposition





	Clinical Services	Pharmacy Operations	Technology Services
Standard	SNF chart reviews Regular point of contact for customer	Unit dose medication packaging 24/7 medication delivery to meet admission schedule	Faxed new and refill orders Payer source verification
Omnicare Differentiators	Industry standard Geriatric Pharmaceutical Guidelines® Facility formulary initiatives Pharmacy clinical edits Generics first Utilization solutions Consultant recommendations	eRefill Managed care exclusions Discharge to home Returns Split billing	Omniview admissions review Omniview paperless invoice Omniview management reports Electronic Medication Administration Record (eMAR) Census feed

Omnicare Technology Services

Technology Offering Fully Integrated Through Omniview™

Omnicare's secure web-based worksite for customer **facilities**, **prescribers** and **patients**



Classic Omniview



OmniviewDr



MyOmniview

Omnicare Technology Services

Future Technology Solutions

- Deployment of Automation and Customer-Facing Technology
  - Develop and implement new technology for Pharmacy and In-Facility solutions that provides the following benefits:
    - Highest accuracy and quality with a validate-able process
    - Streamlined to improve service
    - Reduced operational costs
    - Improved customer retention
- "Test before invest" approach

Omnicare's technological capabilities create **efficiencies**, including **lower costs** for both Omnicare and its customers

Using Our Value Proposition to Drive Growth



Technology Services
Creating Value
Clinical Services
Pharmacy Operations

With the **Three Pillars of Omnicare's Value Proposition**, we believe we have a differentiated service offering that is aligned with our customers' needs

Long-Term Care Group

Transition to Operations-Driven Company is Underway

M&A Focused

1990 - 2010

- Acquisition strategy
- Platform development

Operationally Focused

2010 - 2011

- Focus on customer retention
- Formation of the Specialty Care Group

Long-Term Care Group

Initial Change from M&A Strategy to Operational Focus

- Reorganized from 13 regions to 5 divisions
- Investments in people
  - Restoration of salaries
  - Core values roll-out
- Executive customer reviews
- Redeployed retention resources and redefined roles
- Continued customer-facing technology enhancements

Initial changes implemented in 2010 and 2011 represented a directional change for Omnicare to **focus on retention**

Initial Focus on Long-Term Care Operations
Customer Service Improvements



Service-Related Bed Loss Trend
Q1
Q2
Q3
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
(14,000)
37.5% better than 2011
37.9% better than 2011
39.6% better than 2011
2011
2012

86% of facility customers would **recommend Omnicare's service**[1]; Expertise of our consultant pharmacists is the highest rated area of service delivery

1. *Based on 3Q12 quarterly survey of more than 3,000 facilities serviced by Omnicare.*

Initial Focus on Long-Term Care Operations
Retention Improved but More Progress is Needed



Quarterly Retention Rate Trend(1)
100%
95%
90%
85%
80%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Retention Rate

Initial results were encouraging but **further progress** is required

1. *1Q12 retention rate excludes loss of low revenue prison account consisting of 12,000 reported beds*

Initial Focus on Long-Term Care Operations

Investments in Sales Team Did Not Improve Sales Performance



20,000
15,000
10,000
5,000
-
New Bed Additions
35
30
25
20
15
LTC Sales Personnel
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
New Bed Adds
LTC Sales FTE's

Long-Term Care Group

Transition to Operations-Driven Company is Underway

M&A Focused

1990 - 2010

- Acquisition strategy
- Platform development

Operationally Focused

2010 - 2011

- Focus on customer retention
- Formation of the Specialty Care Group

Operational Excellence

2012

- Continued emphasis on retention
- Redefine sales strategy
- Optimize network
- Further utilize technology

Refining Long-Term Care Focus on Operations

Three-Phase Operational Plan

Phase 1:
First 100 Days

Phase 2:
Day 101 thru 2Q13

Phase 3:
3Q13 and Beyond

Multi-phase plan underway to structurally position Omnicare for consistent **organic growth** in Long-Term Care

Refining Long-Term Care Focus on Operations

Heightened Focus on the Underperformers

- Hub performance and retention inconsistent
  - Six regional service areas significantly underperforming
- Opportunity to increase organic growth potential by standardizing operations across all service areas



3Q12 Year-to-Date Retention Rate by Regional Service Area
Annualized Retention Rates
100%
90%
80%
70%
60%
50%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32
Regional Service Areas
3Q12 YTD Average Retention

Excluding the six underperforming regional service areas, annualized retention rate is approximately **94%**

Refining Long-Term Care Focus on Operations

Redefining our Sales Organization

- Resources not aligned with opportunities
  - Best sales resources not focused on highest-potential areas
- Value proposition not communicated consistently
- Structure not maximizing resources
  - Rebalance allocation of sales management, associates and inside sales team
- Sales tools not optimized
  - Improve market analysis
  - Timely, accurate customer information to improve efficiency

Believe organic growth is sustainable
with the right sales strategy in place

Long-Term Care Group
LTC Sales Strategy Overview

- While certain aspects of customer attrition are uncontrollable, new sales is a component of organic growth which is fully controllable
  - SNF Growth Rate of -0.3%[(1)]
    - In a declining market, growing overall beds requires taking market share
  - ALF Growth Rate of 4.1%[(2)]
    - Grow with market, and opportunity to grow faster by taking market share
- Approaching sales strategy similar to that which was used to re-energize our Specialty Care Group sales

1. *American Health Care Associate: LTC Stats - Nursing Facility Operational Characteristics Report – 9/30/12*
2. *"Assisted Living and Residential Care in the States in 2010" AARP Public Policy Institute, July 2010*

Omnicare

Analyst Day 2012

Amit Jain

Senior Vice President,
Sales & Marketing,
Long-Term Care Operations

Long-Term Care Sales Strategy
Sales Transformation Model

Sales Transformation Components

Market Research & Analysis	Structure & Organization	Go to Market Strategy	Process Management	Metrics & Governance
Identify industry trends	Alignment to market potential	Tactical: current strengths	Enhance efficiency	Productivity benchmarks
Identify market potential	Strategic mapping to industry trends	Strategic: industry trends	Drive productivity	Consistency in evaluation
Identify market opportunities	Optimal deployment of assets		Analyze results	Drive growth

Long-Term Care Sales Strategy

Action Plan & Timetable for Changes

Phase 1: Sept. – Nov. 2012 (completed)

- Refreshed analysis of markets to identify high potential regions
- Sales structure redefined: focus on high potential & high profitability markets
- Personnel changes to drive required change
- Standardized sales processes defined

Phase 2: Near-term targets (Nov. 2012 – Jan. 2013)

- Add sales talent
- Sales team training
- Sales pitch standardization
- Inside sales team development: infrastructure, planning & hiring
- Implementation of tactical go-to-market strategy

Phase 3: Longer-term targets (2013)

- Launch inside sales program
- Implementation of strategic go-to-market strategy
- ALF strategy and revised operating model
- Ongoing market research & analysis of initial results
- Strategy adjustments where necessary

Long-Term Care Sales Strategy
Goals of Sales Transformation

- Sales transformation is ongoing with longer-term structural changes in development
- Near-term initiatives driven by maximizing immediate opportunities with current customers
- Sales transformation will take time to fully materialize
- Goal is to drive organic growth by capturing more market share while expanding into new markets

Metrics-driven sales model structured to be nimble and agile, providing instant feedback for strategy adjustments

Omnicare

Analyst Day 2012

Nitin Sahney

President & Chief Operating Officer

Refining Long-Term Care Focus on Operations

Three-Phase Operational Plan

Phase 1:
First 100 Days

- Operating discipline
  - Accountability
  - Collaboration and idea sharing
- Key executive changes
- Business assessment
  - Sales, Retention, Automation, etc.

Phase 2:
Day 101 thru 2Q13

- Act on Phase 1 takeaways
- Improve structure: realign five divisions into four
- Define sales strategy and begin implementation
  - Align organization with market opportunities, redeploy resources, add sales talent, refine targeting and sales strategy, establish consistent go-to-market message

Phase 3:
3Q13 and Beyond

- Assess the benefits realized during Phase 1 and 2
  - Adjust model where necessary to improve effectiveness
- Establish consistent monitoring to ensure our model and value proposition continue to be aligned with the needs of the market
- Launch refined Assisted Living service delivery model
- Ensure network maximizes scale opportunities, customer needs

Refining Long-Term Care Focus on Operations
Expectations for Three-Phase Plan

- Upon completion of our operational plan, we expect:
  - Improved retention
  - Increased sales



Retention Rate Expectations
Retention Rate
92.6%
3Q12



Organic Sales Expectations
New Bed Additions
10,737
3Q12

Improved sales and consistent customer retention are key for **consistent organic growth** in Long-Term Care Group

Omnicare

Analyst Day 2012

Specialty Care Group

Specialty Care Group

Omnicare Founded: **1981**

Omnicare strategically acquired four companies with extensive experience to leverage synergistic services for manufacturers, providers, payers and patient communities.

PBM Plus
Founded: **1993**
Acquired by Omnicare: **1997**

RxCrossroads
Founded: **1985**
Acquired by Omnicare: **2005**

excelleRx
Founded: **1996**
Acquired by Omnicare: **2005**

ACS Advanced Care Scripts
Founded: **2004**
Acquired by Omnicare: **2008**

Omnicare Specialty Care Group

Established: **November 2010**

Specialty Care Group
Omnicare's Five Operating Platforms



Brand Support Services
Supply Chain Solutions
Patient Support Services
Specialty Pharmacy
End of Life Care
Customer
Manufacturer
Third Party Payers
Hospices
Revenue
Fee for Service Model
Buy/Sell Model
Per Diem Model
Product
Manufacturer owns the product
SCG owns the product

Omnicare

Analyst Day 2012

David Hileman

Senior Vice President,
Specialty Care Group Operations

Market Challenges



Payer

Utilization management controls

- Prior authorizations
- Step therapy



Governmental

Implementation of Affordable Care Act

- Patient Assistance Programs become more complex
- Increase in "under-insured" patient populations



Product

Cold chain focused on small patient populations

- Non-broad based channel strategies

Impact Along the Product Path



Patients



Providers



Payers



Distribution

Omnicare's Specialty Care Group provides an **integrated end-to-end solution** for manufacturers

Integration Goals


1

Simplify Provider's Involvement

- Reduce barriers to prescribing
- Overcome burdensome processes


2

Engage the Patient

- Web-tools
- Social Media
- Targeted Patient Education
- Nurse Counseling


3

Leverage Customized Distribution Capabilities

- Direct to physician and patient
- Institutional pharmacy expertise

Operations Building Success



Creates Demand
Brand Support
• HUB Program Services
• Reimbursement Solutions
• Patient Assistance Management
• Web Tools
Maintains Supply
Specialty Pharmacy
• SP Networks
• Co-Pay Assistance
• Compliance & Adherence
• Clinical Management
Product Fulfillment

Integrated Service Example

Typical Supply Chain

Manufacturer Produces Product → Product Purchased by Wholesaler → Product Acquired by Pharmacy → Patient Fills Prescription

Using Omnicare Specialty Care Group

RxCrossroads • ACS • PBM Plus • excelleRx

Manufacturer Produces Product → Patient Fills Prescription

Direct to Patient Channel

Manufacturers can benefit from **greater efficiency, consistency**;
Patients can benefit from **greater accessibility**

SCG Differentiators

Manufacturer-centric	Independent	Adaptable	Integrated

Supply Chain	Specialty Pharmacy	Brand Support
Manufacturer distribution direct to patient Manufacturer direct to physician for oncology products Specialty product management within the LTC channel	Single source product distribution partner Patient reimbursement services (co-pay and foundation programs)	HUB programs for brand message control and consistency End to end exclusivity for product

60% of customers have **more than one** program within SCG

Target Customers & Characteristics

Fee for Service Brand Support Patient Assistance 3rd Party Logistics		**Specialty Dispensing** New Networks Foundation Programs Physician Sales		
Large Biotech/ Pharma	Small/Orphan Biotech	Biotech Access Networks	PAP Programs	Physician Offices
• Complex Organization • Fragmented Services • Cost is a driver • Product research	• Virtual Organization • Integrated Services • High touch model • Product Research	• Limited Contracts • Exclusive Contracts • Experience/ Payer Contracts	• Enhance patient access • Better patient compliance	• Service driven • Network of products • Payer contracts

40% of SCG customers **leverage multiple platforms** across the FFS and specialty dispensing offering

Typical Deal Characteristics

	Fee for Service			Specialty Dispensing		
Service Type	Brand Support	Patient Assistance	3rd Party Logistics	New Specialty Pharmacy Provider (SPP)	PAP – Foundation	Physician Sales
Sales Cycle	6 – 9 month			2 – 3 months	3 – 6 months	10 – 15 days
Contract Tenure	3 years			N/A	1 year	N/A
Retention	100% since SCG reorganization in 4Q10			100% since SCG reorganization in 4Q10		

Typical Sales Process

Steps:	Activities	Process Owner	Sales Activity Lead	Sales Activity Support
1. Lead Generation	• Client mapping • Research • Meeting • Pro-active selling	Sales Team	Sales Team	Executive Team & Operations
2. Solution	• Scope Q&A • Solution approach • Pricing • Program timetable • Proposal	Sales Team	Operations & Finance	Sales Team
3. Deal Closing	• Final presentations • Site visits • Inside channel feedback • Contract negotiations • Program Planning	Sales Team	Executive Team	Sales Team
4. Program Launch	• Provide contracted services	Operations	Operations & Recruitment	Finance

Specialty Care Group
Gaining Traction in the Marketplace


Specialty Care Group Fee for Service RFP Conversion Trend
30
25
20
15
10
5
0
3Q11
4Q11
1Q12
2Q12
3Q12
Contract Wins
RFPs
RFPs Still in Play

Since reorganization of the sales structure, the Specialty Care Group has experienced **significant sales improvement**

Omnicare

Analyst Day 2012

Denise Von Dohren

Vice President, Access Solutions, Specialty Care Group

Specialty Market Dynamics


Payer Pressures
Product Price Increases
Biosimilars
Co-Pay Challenges
Regulatory (Affordable Care Act)
Supply Chain Issues
Specialty Products

Bio/Pharma pressured

to go beyond traditional marketing

and channel management

Specialty Market Dynamics

What are the challenges facing the industry?[1]	
76%	Growing healthcare system price and budget pressures
70%	Growing need to demonstrate cost effectiveness/outcomes
69%	More restrictive market access
53%	Decreasing sales for access to doctors
50%	Patient ability to pay

Inability to demonstrate efficacy improvements can lead to **payer restrictions**

1. *Source: Pharma Exec Survey, Booz & Co. and National Analysts Worldwide Survey, 2011*

Specialty Market Strategy

- Manufactures of approved products need to keep a continuous pulse of changing distribution, access channels and competitive landscape
- Pipeline products are required to create services and channel strategy that meets the unique needs of the disease category, patients, healthcare providers and payers
- Omnicare SCG's strategy is balanced between current and future opportunity



Expanding current clients
New clients with approved products
Pipeline Strategy

Specialty Market Strategy

- Specialty Market Overall
  - 2008, 25% of all FDA approved drugs were considered specialty
  - 2011, 50% of all FDA approved drugs were specialty drugs
  - By 2014, seven of the top 10 drugs will be biotech, compared to five in 2008, and just one in 2000[(1)]
- Robust pipeline
  - More than 900 specialty products in the pipeline[(2)]
  - Many therapy categories, oncology representing 40% of the pipeline

In 2011 the specialty drug market **grew >17%**[(3)];
pipeline indication of **continued rapid growth**

1. Source: http://www.benefitspro.com/2012/04/01/what-lies-ahead-for-specialty-pharmacy?t=core-group
2. Source: PhRMA, Biotechnology Medicines in Development – 2011
3. Source: 2011 ESRX Drug Trend Report

Specialty Market Strategy
"Small is the New Big"

- Key Area of Focus: Orphan Drugs
  - Targeting rare conditions
  - 7 year exclusivity
  - Clinical trial awards of $200 to $400K per year
  - Lower risk associated with discovery
  - Smaller infrastructure to support
  - Orphan indication may only be the lead indication

Orphan drugs target **6,000-8,000 conditions** that affect **populations of 200,000 or less**

Specialty Market Strategy
"Small is the New Big"


Increasing Molecular Entity Launches with Orphan Status(1)
14
12
10
8
6
4
2
0
5
6
7
9
12
2007
2008
2009
2010
2011

More than 400 medicines in later stages of the development pipeline to treat or prevent rare diseases[2]

1. *Source: IMS Institute for Healthcare Informatics, 2011*
2. *Source: PhRMA 2011 Report: Orphan Drugs in Development for Rare Diseases*

Ideal Partner to Deliver End-to-End Value



Brand Support



Third Party Logistics (3PL)



Consigned Pharmacy



Specialty Pharmacy



Medication Therapy Management

Integration of Manufacturer Focused Services

- Manufacturer focused
- Enhanced speed to therapy
- Flexible solutions adaptable to specific brand needs
- Efficient & timely capture of data, effective brand decisions
- Cost optimized
- Seamless, "One" patient experience

Aligned SCG Assets to the Market

Growing Trend: Channel strategy + Brand support



HUB
Concierge/Call Center
Reimbursement/ Coverage Support
Benefit Investigation
Specialty Pharmacy Network
Central Service Provider SP
Specialty Pharmacy Network

Omnicare SCG believes it is **well-positioned** to capitalize on movement from HUB to Centralized Service Providers

SCG Access Solutions

- Nurse Support/Training
- Customized Distribution
- Trial/"Quick Start" Program
- Social Media and Web tools
- Copay Programs
- Patient Access Processing & Distribution
- Access to Providers & Patients
- Specialty Pharmacy


Omnicare
Specialty Care Group

Specialty Care Group
Well-Positioned to Capitalize on Market Opportunities

- Rapidly changing market dynamics
- SCG integrated platforms enable customization to drive differentiation
- Innovative programs to improve potential for commercial success

Omnicare

Analyst Day 2012

Nitin Sahney

President & Chief Operating Officer

Specialty Care Group

Operational Changes Since Reorganization



11/1/10
Group Formed EVP/President Hired
11/8/10
SVP – Operations SCG
2/5/11
VP Finance for ACS
2/17/11
Relocation of ACS
4/19/11
Open New Logistics Center
6/1/11
VP Business Development
6/6–6/30/11
Sales Strategy Development
9/16/11
VP of Operations for Group
11/1/11
VP Access Solutions for Group
11/15/11
Open New Brand Support Service Center
4/22/12
VP Brand Support
5/1/12
BSS center expansion
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
11/1/2011–1/28/11
Evaluation of Existing SP Operations
3/1/11
SVP/GM of ACS
5/5/2011
Relocate Plasma Logistics Operations
7/13–9/22/11
Sales Team Deployment
10/1/2011
Consolidation of Satellite Pharmacy
1/30/2012
SVP/GM of excelleRx
4/22/12
Launched Xenazine exclusivity
10/23/12
Expanded ACS Operations

Laying the Foundation for Growth

Specialty Care Group
Financial Accomplishments Since Formation



Quarterly Revenue
(in $ millions)
$350
$300
$250
$200
$150
50.3% Increase
Revenue
3Q10
3Q12



Quarterly Adjusted Operating Profit(1)
(in $ millions)
$35
$30
$25
$20
$15
38.9% Increase
Adjusted Operating Profit
3Q10
3Q12

1. *Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures can be found on our website under 'Supplemental Financial Data' from the 'Investors' page.*

Specialty Care Group

Maximizing Internal and External Opportunities

**Omnicare specialty care growth has been robust…
and opportunities exist to further accelerate growth through:**

- Continued improvements to the organizational structure
  - Investments made to support solutions sales process
  - Platform-specific experts added to expand capabilities
- Penetrating additional disease states in specialty pharmacy platform
  - Primary disease states currently multiple sclerosis and oncology
- Leveraging long-term care business to create new opportunities
- Biosimilars' pathway to market

Annual **revenue growth** rate for Omnicare's specialty care business **exceeds 20%**[(1)] and adjusted **operating profit**[(2)] **growth** rate **exceeds 30%**[(1)]

1. *Year-over-year growth rates based on September 30, 2012 YTD results vs. September 30, 2011.*
2. *Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures can be found on our website under 'Supplemental Financial Data' from the 'Investors' page.*

Specialty Care Group
Benefits SCG Brings to Omnicare

- Rapidly growing market
- We believe our integrated offering has broad appeal with manufacturers
- Diversifies Omnicare's payer mix
- SCG aligned with U.S. efforts to improve healthcare efficiencies

Formation of Specialty Care Group has **benefited** Omnicare and provided an **additional platform for growth**

Omnicare Operations Overview

Two Compelling Avenues for Growth

- Long-Term Care Group and Specialty Care Group to benefit from leadership by single management team
- Multi-phase plan in place to better position Long-Term Care Group to capitalize on its key differentiators; clinical services, pharmacy operations and technology
- Specialty Care Group's integrated offering well positioned in evolving specialty pharmaceutical marketplace
- Ongoing focus on maximizing efficiencies, optimizing network

Omnicare's Compelling Ability to Create Value

Poised to Drive Further Value Creation


Omnicare
Competitive differentiators…
Clinical Expertise
Integrated offering
Compelling opportunity…
Purchasing abilities
Operating infrastructure
Creating Value
Positioned to Capitalize…
Demographic trends
Specialty market
Captial Allocation…
Return to shareholders
Attractive acquisitions

Omnicare

Analyst Day 2012

15-Minute Break

Omnicare

Analyst Day 2012

Rocky Kraft

Chief Financial Officer

Omnicare

Analyst Day 2012

Financial Overview

Operating Performance

Seven-Quarter Trend[1] *(in millions, except percentage data)*



34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Presription Dispensed



84%
83%
82%
81%
80%
79%
78%
77%
76%
75%
74%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Generic Dispense Rate



1.20
1.15
1.10
1.05
1.00
0.95
0.90
0.85
0.80
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Licensed Beds



96%
94%
92%
90%
88%
86%
84%
1Q11
2Q11
3Q11
4Q11
1Q12(2)
2Q12
3Q12
Annualized Retention Rate

1. *Excludes discontinued operations.*
2. *Excluding 12,000 bed low revenue prison account, quarterly annualized retention rate in 1Q12 was 92%*

Financial Performance

Seven-Quarter Trend(1)(2) *(in $ millions, except per share data)*



$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Net Sales
$375
$350
$325
$300
$275
26.0%
24.0%
22.0%
20.0%
18.0%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Adjusted Gross Profit
Adjusted Gross Margin
$180
$170
$160
$150
$140
$130
$120
12.0%
11.5%
11.0%
10.5%
10.0%
9.5%
9.0%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Adjusted EBITDA
Adjusted EBITDA Margin
$100
$90
$80
$70
$60
$50
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Adjusted Cash Based Net Income
Diluted Cash EPS

1. *Excludes discontinued operations.*
2. *All items except Net Sales exclude special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Third Quarter 2012 Highlights

- Gross profit 7.3% higher year-over-year to $371.3M on 232 bps margin increase
- Adjusted EBITDA(1)(2) increased 9.5% year-over-year to $172.2M
- Adjusted Cash-Based EPS(1)(2) of $0.86; 16.2% increase over $0.74 in 3Q11
- Long-Term Care Group third-quarter performance:
  - Net sales 8.0% lower vs. 3Q11; generic dispensing rate increased 480 bps year-over year (100 bps sequentially) to 83.4% (lowering net sales but increasing gross profit)
  - Adjusted operating income(1)(2) increased 10.0% year-over-year to $154.4M
- Specialty Care Group third-quarter performance:
  - Net sales increased 21.3% year-over-year to $332.6M
  - Adjusted operating income(1)(2) increased 25.8% year-over-year to $33.2M
- Quarterly cash flows from continuing operations of $196.3M; increased 17.5% year-over-year
- $45.8 million returned to shareholders through share repurchases and dividends (23.3% of cash flows from operations)

1. *Excludes special items. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page*
2. *From continuing operations*

Focus on Cash Flow
Recent Cash Flow Results



Normalized Cash Flows from Operations Trend(1)
(in $ millions)
$700
$600
$500
$400
$300
$200
$100
$0
Excludes $63M settlement payment & $13M favorable tax adjustment
Excludes $59M settlement payment
Excludes $23M favorable tax adjustment & $23M customer settlement
Excludes $50M settlement payment
2009
2010
2011
YTD 3Q12
Normalized Cash Flows from Operations

Consistent **robust cash flow** generation
a key aspect of Omnicare's business

1. *Excludes discontinued operations.*

Focus on Cash Flow
Cash Flow Drives Substantial Value

- Highly compelling financial attribute is cash flow generation capability
  - High quality of earnings
  - Creates flexibility for capital allocation initiatives
- Substantial value exists below the EBITDA line
  - Lower cash tax rate vs. effective tax rate
  - Capital expenditure requirements relatively modest



Quarterly Adjusted EBITDA(1) vs. CFFO
(in $ millions)
$250
$200
$150
$100
$50
$0
Excludes $23M favorable tax adjustment
Excludes $23M customer settlement
Excludes $50M settlement payment
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Cash Flow from Operations
Adjusted EBITDA

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Focus on Cash Flow

Substantial Long Term Value Exists Below the EBITDA Line

3Q12 YTD After-tax Benefit (in $ millions)


$14.7
$32.7
$20.1
Goodwill Amortization
Intangible Asset Amortization
Convertible Bond Contingent Interest

3Q12 YTD Benefit (per share)


$0.13
$0.29
$0.18
Goodwill Amortization
Intangible Asset Amortization
Convertible Bond Contingent Interest

A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.

Capital Allocation Program
Acquisitions

- Disciplined approach to acquisitions
  - Minimum 15% after-tax returns
  - Strong operations without compliance issues - LTC
  - Strong growth trajectory to justify multiples – SCG
- More disciplined approach has reduced the number and amount of acquisitions



Historic Use of CFFO for Acquisitions
CFFO (in $ millions)
$600
$500
$400
$300
$200
$100
$0
52%
19%
30%
19%
8%
2008
2009
2010
2011
YTD 3Q12
12
10
8
6
4
2
0
# of Acquisitions
Acquisition Spend
Cash Flow from Operations
# of Acquisitions

Reduced acquisition spend has enabled **greater capital returns** to shareholders, which brings the secondary benefit of earnings per share growth

Capital Allocation Program
Capital Expenditures

- Maintenance capital expenditure requirements remain low
  - ~$30-$40 million
- Current capital expenditures elevated due to
  - OCEAN system investment
  - Technology and automation investments
- Hurdle rate for capital expenditure investment is approximately 15% in after-tax cost savings and/or benefit
  - Increased efficiencies, lowering operating costs
  - Incremental revenue opportunities
  - Reduced error rates

OCEAN

Efficiency-Driving Infrastructure Enhancement

- Oracle solution will update pharmacy systems with integrated ERP solution across all business units
- Development and implementation is progressing as scheduled and within budget
  - Timetable: 48 months, began in 2Q11
  - Total investment: Approximately $70 million
- ROI expected to be a multiple of initial investment



OCEAN Development Timeline
3Q12
Aggregate Expenditure
Aggregate Benefits Realized

OCEAN expected to be a **significant driver of efficiency** improvements

Capital Allocation Program

Returns to Shareholders

- Dividend program
  - Since 2Q10 the dividend has been increased four times, representing a greater than 500% increase
  - Current dividend yield of 1.6%[1] will continue to be reviewed to ensure reasonable yield maintained



Commitment to Dividend
Dividend Paid
(in $ millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Dividend Yield
2010
2011
YTD 3Q12
Dividend
Dividend Yield

Substantial increase in dividend program reflects our confidence in the business and our ability to maximize our **strong financial position** and **robust cash flow**

1. *Based on 12/4/12 closing stock price of $35.71 per share*

Capital Allocation Program

Returns to Shareholders

- Share repurchases
  - From 2Q10-3Q12, Omnicare has repurchased 12.6 million shares at an average price of $27.97
- Diluted share count decreased 5.8 million, 7.7 million excluding dilutive impact of 3.75% convertible sr. sub. note, due 2025



Capital Returned by Shares Repurchases
(in $ millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
120.0
117.5
115.0
112.5
110.0
Outstanding Share Count
(in millions)
2009
2010
2011
3Q12
Share Repurchases
Diluted Share Count

Repurchase authorization still more than $200 million after the ASR agreement

Capital Allocation Program
Debt Repayment



Major Debt Maturity Schedule(1)
(in $ millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2025
2033
2042
As of 9/30/10
As of 9/30/12

Effectively spread out maturities while lowering effective interest rates and limiting refinancing risk

1. *Assumed convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.*

Omnicare Analyst Day 2012

Credit Profile

Three-Year Trend

	2010	2011	3Q12
• Debt/Total Capital	35.6%	34.5%	35.7%
• Net Debt/Total Capital	29.7%	27.2%	27.5%
• Leverage Ratio (Debt to Adjusted EBITDA[1]):			
– Total Debt	4.28x	3.89x	3.67x
– Net Debt	3.45x	2.94x	2.71x
– All Net Debt	2.78x	2.39x	2.16x
• Cash Position (in millions)[2]	$496.5	$582.6	$648.4

1. *Excludes special items and discontinued operations. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*
2. *Includes restricted cash which primarily represents cash transferred to separate irrevocable trusts for settlement of employee health and severance costs, and cash collected on behalf of third parties.*

Deployment of Cash Flows as Value Creator

Disciplined Financial Objectives Focused on Efficient Allocation of Capital



Capital Allocation Program
50% of CFFO Target(1)
Capital Return to Shareholders
Share Repurchases
Dividend
Additive Acquisitions
Capital Expenditures
Debt Repayment
50% of CFFO Target(1)

Capital structure improvements and more disciplined approach to acquisitions have led to an increased focus on returning **value to shareholders**

1. *Target return to shareholders based on existing authorization amount and expiration date, the current dividend payout and historical cash flows.*

Omnicare

Analyst Day 2012

John L. Workman

Chief Executive Officer

Omnicare's Compelling Ability to Create Value
Focus on Three Priorities

LTC Organic Growth	• Sales and operational realignment • Script growth
SCG Momentum	• Consistent innovation and operating discipline • Rapidly growing market
Efficient Capital Allocation	• Strong cash flow generation • Flexible capital structure • Focus on returning value to shareholders through dividends and share repurchases

Increased Shareholder **Value**

Power of the Model
Volumes Key to Leveraged Model

- **Long-Term Care Group:** Script growth
  - Growing customer base through new sales
  - Facility Type
  - Acuity-level
  - Penetration rates
  - Utilization
  - Census (Occupancy)

Financial Drivers

Long-Term Care – Example of Variability Between Facilities

	100 Bed SNF	100 Bed SNF	100 Bed ALF	100 Bed ALF
Census (Occupancy)	95%	75%	90%	95%
Penetration Rate	100%	100%	50%	80%
Beds Served	95	75	45	76
Acuity	50 – Rehab 50 – Long-Term	10 – Rehab 90 – Long-Term	100 Long-Term	100 Long-Term
Utilization[1]	12.7	12.7	9.9	9.9
Total Scripts Dispensed	3,620	2,858	1,337	2,257

Significant variability between facility types highlights the importance of prescriptions dispensed as the **primary driver** to Omnicare's performance

1. *Based on October 2012 average prescriptions per patient, per month by facility type. Total includes brand, generic and OTC medications.*

Power of the Model
Volumes Key to Leveraged Model

- **Long-Term Care Group:** Script growth
  - Growing customer base through new sales
  - Facility Type
  - Acuity-level
  - Penetration rates
  - Utilization
  - Census (Occupancy)

- **Specialty Care Group:** Revenue growth
  - Specialty Pharmacy – Script growth
  - FFS – Increased manufacturer customers, programs, product success
    - Not reimbursed on a per script basis

Power of the Model

Multi-Phased Plan Underway to Drive Organic Growth

Phase 1:
First 100 Days

Phase 2:
Day 101 thru 2Q13

Phase 3:
3Q13 and Beyond

Multi-phase plan underway to structurally position Omnicare for consistent **organic growth** in Long-Term Care

2012 Guidance

	2011 Results	FY2012 Guidance (1)
• Revenue	$6.2B	$6.1B to $6.2B
• Adjusted cash earnings per diluted share(2)	$2.90	$3.30 to $3.36
• Cash flow from operations(3)	$549.4M	$500M to $550M

2012 guidance reflects 14% to 16% increase in adjusted cash-based EPS on year-over-year basis

1. *Current guidance originally provided on 10/31/12*
2. *Excludes special items. A description of special items has been attached to our press release and is available on our website under 'Supplemental Financial Data' at http://ir.omnicare.com*
3. *Excludes settlement payments*

Financial Performance

Forward-Looking Major Drivers[1]

Major Drivers	2012	2013	2014
• Brand-to-generic	Positive	Neutral	Neutral
• Reimbursement	Negative	Negative	Negative
• Brand Drug Inflation	Positive	Positive	Positive
• System Initiatives (OCEAN)	Neutral	Positive	Positive
• Standardization/Automation Initiatives	Neutral	Positive	Positive
• Script Growth – Long-Term Care	Neutral	Neutral	Positive
• Specialty Care Group	Positive	Positive	Positive

Disciplined Use of Cash Flow

1. *Information on this slide is not intended to represent the company's financial guidance for 2013 through 2015*

Omnicare's Compelling Ability to Create Value

Poised to Drive Further Value Creation


Omnicare
Competitive differentiators…
• Clinical Expertise
• Integrated offering
Compelling opportunity…
• Purchasing abilities
• Operating infrastructure
Creating Value
Positioned to Capitalize…
• Demographic trends
• Specialty market
Captial Allocation…
• Return to shareholders
• Attractive acquisitions

Omnicare

Analyst Day 2012

Senior Management

Roundtable Lunch Attendees

John Workman	Chief Executive Officer
Nitin Sahney	President and Chief Operating Officer
Rocky Kraft	Chief Financial Officer
Randy Carpenter	Chief Information Officer
Aly Kayne	General Counsel
Bob Dries	SVP, Operations Finance Group
Gary Erwin	SVP, Clinical Services
David Hileman	SVP, Specialty Care Group Operations
Tim Hopkins	SVP, Trade Relations
Amit Jain	SVP, Sales and Marketing, Long-Term Care Group
Dan Maloney	SVP, Purchasing
Denise Von Dohren	VP, Access Solutions, Specialty Care Group
Don Wetherhold	SVP, Long-Term Care Group
Patrick Lee	VP, Investor Relations



Omnicare

Analyst Day 2012

December 7, 2012

Boston, MA

Omnicare

Analyst Day 2012

Appendix

Exhibit 1 – Segment Reconciliation

Last Twelve Months ("LTM") September 30, 2012

(in thousands)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	LTM Sept. 30, 2012
Long Term Care Segment					
Revenue	$ 1,277,360	$ 1,296,255	$ 1,202,801	$ 1,165,703	$ 4,942,119
Adjusted Operating Income:					
Operating income from continuing operations	119,696	137,979	122,801	158,998	539,474
Special items[1]	26,570	16,215	28,010	(4,614)	66,181
Adjusted operating income from continuing operations	$ 146,266	$ 154,194	$ 150,811	$ 154,384	$ 605,655
Specialty Care Group Segment					
Revenue	$ 276,160	$ 293,260	$ 330,137	$ 332,615	$ 1,232,172
Adjusted Operating Income:					
Operating income from continuing operations	26,684	30,149	31,671	31,061	119,565
Special items[1]	643	—	200	2,090	2,933
Adjusted operating income from continuing operations	$ 27,327	$ 30,149	$ 31,871	$ 33,151	$ 122,498
Corporate/Other					
Revenue	$ 3,565	$ 3,553	$ 3,089	$ 3,030	$ 13,237
Adjusted Operating Income:					
Operating income from continuing operations	(40,265)	(43,298)	(88,384)	(56,328)	(228,275)
Special items[1]	1,044	2,500	47,092	12,491	63,127
Adjusted operating income from continuing operations	$ (39,221)	$ (40,798)	$ (41,292)	$ (43,837)	$ (165,148)

1. *Excludes special items and discontinued operations. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*